UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Monaker Group, Inc. (the “Company”, “we” and “us”) in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 5, 2019, on February 4, 2019, the Company entered into a Promissory Note in the amount of up to $700,000 (the “Note”), with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”) and on the same date borrowed $150,000 under the Note.

The Company also previously reported in the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on February 15, 2019 and March 29, 2019, that on February 14, 2019 and March 27, 2019, the Company borrowed $200,000 and $250,000, respectively, from the Monaco Trust under the Note.

In May 2019, with funds raised through the Company’s April 2019 underwritten offering, the balance of the Note was repaid.

On June 25, 2019, the Company borrowed $200,000 under the Note, which had a balance as of June 25, 2019, of $200,000.

The amounts borrowed under the Note accrue interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and are due and payable on February 1, 2020, provided that the note may be prepaid at any time without penalty. The Note contains standard and customary events of default.

The remaining balance of the Note ($500,000) can be accessed by the Company at any time prior to the maturity date of the Note, with the approval of the Monaco Trust.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text thereof, incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference in this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Effective on June 25, 2019, Mr. Omar Jimenez, the Chief Operating Officer, Chief Financial Officer, Treasurer, Secretary and Director of the Company, provided notice to the Company of the fact that he does not intend to stand for re-election at the Company’s combined 2020/2019 annual meeting of shareholders to be held on August 15, 2019. Mr. Jimenez will continue to serve as a member of the Board of Directors until such meeting and will continue to serve as our Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary following the meeting. Mr. Jimenez does not currently serve on any committees of the Board of Directors. Mr. Jimenez’s determination not to stand for re-election is not due to a disagreement with the Company’s operations, policies or procedures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	$700,000 Promissory Note dated February 4, 2019, entered into by Monaker Group, Inc. in favor of the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on February 5, 2019, and incorporated herein by reference)(File No. 001-38402)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: June 28, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$700,000 Promissory Note dated February 4, 2019, entered into by Monaker Group, Inc. in favor of the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on February 5, 2019, and incorporated herein by reference)(File No. 001-38402)